SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     April 28, 2000


                          Natural Solutions Corporation
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Florida                                 000-28155                 88-0367024
-----------------------------      ------------------------    -----------------
(State or other jurisdiction        Commission File Number     (IRS Employer
   of incorporation)                                         Identification No.)

100 Volvo Parkway, Suite 200
Chesapeake, Virginia                                           23320
----------------------------------------             --------------------------
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (757) 548-4242

Securities registered under Section 12(b) of the Exchange Act:

Title of each class                    Name of each exchange on which registered

         None
-----------------------------                   -------------------------

Securities registered under Section 12(g) of the Exchange Act:

                          Common Stock, $.001 par value
                       -----------------------------------
                                (Title of class)

Copies of Communications Sent to:

                                   Mintmire & Associates
                                   265 Sunrise Avenue, Suite 204
                                   Palm Beach, FL 33480
                                   Tel: (561) 832-5696,   Fax: (561) 659-5371


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ITEM 5.  OTHER EVENTS.

On April 28, 2000

Company Press Release:


NATURAL SOLUTIONS LOSES A FOUNDER AND LONG-TIME FRIEND

Chesapeake, Virginia 5/1/00; Natural Solutions Corporation (OTC PS: ICEBE), Natural Solutions Corporation's Chairman of the Board, Dr. M.G. (Pat) Robertson, reported that Mr. George Janke, co-founder and former Chairman and CEO of the Company passed away last week.[April 27, 2000] Dr. Robertson stated, "I am deeply saddened to report that Mr. George Janke passed away last week. George was the co-inventor of Ice Ban and Roadbind, and co-founder of Natural Solutions Corporation. His contributions to the Company cannot be measured and his insights will be sorely missed." Dr. Robertson added, "We are fortunate that nearly a year ago, George had the foresight to begin transferring leadership of the Company to others. Prior to this past winter season, we began establishing a new management team and that process was completed in March. Although we will miss George's insights and experience, Natural Solutions' management is continuing to press toward the long-term success of the Company."

Natural Solutions Corporation, through its wholly owned subsidiary, Ice Ban(R)America, Inc., has the exclusive rights to distribute Ice Ban(R)anti-icing and deicing products in the United States. The Company, through its Roadbind America, Inc. subsidiary, distributes RB Ultra(TM)and RB Ultra Plus(TM)road stabilization and dust control products.

The statements in this release regarding future results of operations are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the company believes the expectations reflected in such forward-looking statements are based upon reliable assumptions, it can give no assurance that its expectations will be obtained. The Company disclaims any intent or obligation to update these forward-looking statements.

For further information, contact:
Michael Klansek, Chief Financial Officer
Natural Solutions Corporation
100 Volvo Parkway, Suite 200
Chesapeake, Virginia 23320












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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                Natural Solutions Corporation (Registrant)

Date: May 15, 2000              By: /s/ Michael D.  Klansek
                                    ----------------------------------
                                      Michael D. Klansek
                                     Treasurer and Chief Financial Officer